SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 of 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 6, 2005

                         NMS Communications Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                    (State of Incorporation or Organization)

                0-23282                         04-2814586
      (Commission File Number)     (I.R.S. Employer Identification No.)

       100 Crossing Boulevard, Framingham, Massachusetts    01702
         (Address of Principal Executive Offices)         (Zip Code)

                                 (508) 271-1000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant's Independent Registered Public Accounting Firm

Previous independent registered public accounting firm

On June 6, 2005, the Audit Committee of the Board of Directors of NMS Communications Corporation ("NMS") dismissed PricewaterhouseCoopers
LLP ("PwC") as the independent registered public accounting firm for the NMS Communications Corporation 401(k) Plan ( the "Plan"). PwC will continue to act as the independent registered public accounting firm for the financial statements of NMS.

PwC's reports on the Plans' financial statements as of and for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2003 and 2002 and through June 6, 2005, there were no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the financial statements for such years. During the years ended December 31, 2003 and 2002 and through June 6, 2005, there have been no "reportable events" (as defined in Regulation S-K, Item 304(a) (1) (v)). PwC has furnished to NMS and the Administrative Committee of the Plan a copy of a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of PwC's letter, dated June 6, 2005, is filed as Exhibit 16 to this Form 8-K.

New independent registered public accounting firm

On June 6, 2005, the Audit Committee of the Board of Directors and the Administrative Committee of the Plan approved the engagement of The Siegfried Group LLP ("Siegfried") to audit the Plan's financial statements as of and for the year ended December 31, 2004.

During the years ended December 31, 2003 and 2002, and through June 6, 2005, NMS has not consulted with Siegfried with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

       (c)  Exhibits:
               16 Letter from PricewaterhouseCoopers LLP dated June _, 2005, to the Securities and Exchange Commission.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            NMS COMMUNICATIONS
                                            CORPORATION
                                                  (Registrant)


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            NMS COMMUNICATIONS CORPORATION


June 9, 2005               By: /s/ D'ANNE HURD
                               =================================================
                                Name: D'Anne Hurd
                                Title: Senior Vice President of Finance,
                                Chief Financial Officer, Treasurer and Member of Administrative Committee of the Plan

                                  EXHIBIT INDEX

Exhibit
Number    Description
-------   ----------------------------------------------------------------------

16 Letter from PricewaterhouseCoopers LLP dated June 6, 2005, to the Securities and Exchange Commission.